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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
MAI Systems Corporation


We consent to the use of our reports incorporated herein by reference in the registration statement and prospectus.


/s/ KPMG LLP
------------------------
    KPMG LLP


Orange County, California
October 26, 2001